UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

West Loop Realty Fund
(Class A: REIAX)
(Class C: REICX)
(Institutional Class: REIIX)

ANNUAL REPORT
December 31, 2015

West Loop Realty Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the West Loop Realty Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

January 29, 2016

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the West Loop Realty Fund (“the Fund”) applicable for the year ending December 31, 2015.

The Fund’s Institutional Share class (REIIX) produced a total return of +4.66% net of all expenses and fees for the twelve month period ending December 31, 2015. In comparison, the Fund’s benchmark, the MSCI US REIT Index (RMS) (the “benchmark”), produced a total return of +2.52% over the same period. For reference, the total return for the S&P 500 was +1.37%.

Though both the RMS and S&P 500 finished with positive total returns, it was a somewhat volatile year for all equities. The timing and risks associated with interest rate hikes dominated discussions for most of the year, and the market was introduced to new risks from international markets, further driving up the U.S. dollar and driving down long term interest rates. The Fund’s strategy to focus on high internal growth real estate investment trust (“REIT”) sectors while avoiding sectors dependent upon external growth produced notable outperformance compared to the benchmark. Looking into 2016, we believe REITs, as measured by the benchmark, are poised to deliver another year of high single-digit cash flow growth, and clarity on interest rates has given REITs a lower risk profile than last year. In short, REITs are currently trading at more attractive valuations than a year ago, and we believe the outlook for 2016 is better than 2015.

2015 Market Review
Will they or won’t they? This question was the subject of countless hours of media speculation and interviews in the weeks leading up to each and every meeting of the Federal Reserve (the “Fed”) last year. Though job growth was discussed at length as it pertained to the possibility of a rate hike, unfortunately the positive implications of adding 100,000-200,000 jobs per month were often ignored, especially as it related to REITs. Forgetting the winding path during the year where the year to date (YTD) RMS total return ranged between +9.47% (in January) and -9.44% (in September), REIT investors would have been very optimistic on full year total returns if they knew the economy would add an estimated 2.7 million jobs and that the 10 year U.S. Treasury yield would be only ten basis points higher on December 31, 2015 than December 31, 2014, even after a Fed rate hike. Remarkably, the price-only MSCI US REIT Index (RMZ) was actually lower on December 31, 2015. Thus, after factoring in estimated cash flow growth of 9.5% and 6.6% (according to Citi Research) in 2015 and 2016, REIT 1 year forward Adjusted Funds from Operations (AFFO) multiples were 18.6x as of December 31, 2015, which compares to 20.0x as of December 31, 2014.

The next question a real estate investor might ask is: “did real estate prices on the private market decline during the year?” He or she would also be surprised at REIT performance after hearing that real estate prices actually increased by 10% for the year, according to Green Street Advisors. Therefore, the -1.51% of price-only performance for the RMZ was due to a rotation away from public REITs. In fact, domestic REIT mutual funds and Exchange Traded Funds (ETFs) had net outflows of $6.2 billion for the year, the first year of net outflows since 2007 (according to Citi Research). The deviation between public and private real estate prices caused public REITs to finish the year trading at a 6% discount to Net Asset Value (NAV) according to Bank of America Merrill Lynch.

The combination of this deviation, the amount of private capital raised, and a little activism resulted in ten announced transactions during the year of entire public REITs, including three that were taken private by private equity giant Blackstone (NYSE: BX). REITs that did not sell themselves sold properties to buy back stock, pay down debt, and fund development. Including REIT mergers and acquisitions (M&A), public REITs were net sellers for the first time since 2009, according to Green Street Advisors.

2015 Fund Performance Attribution
The largest contributors to the Fund’s outperformance of the benchmark were an overweight to data centers/technology, an underweight to healthcare, and stock selection in diversified. The biggest detractors to the Fund’s relative performance were stock selection in malls and self storage, and an overweight to lodging.

The Fund’s two best performing positions for the year were data center REITs CyrusOne (NYSE: CONE) and CoreSite Realty (NYSE: COR), which continued to benefit from the dramatic increase in data usage and favorable supply/demand dynamics. Despite a seemingly favorable interest rate environment thanks to low long term rates, healthcare was one of the worst-performing REIT sectors for the year. There were subsector and stock specific reasons for the underperformance, but in general the sector suffers from a double whammy in times when their stock prices decline: first, from the initial price decline and, second, from the resulting higher cost of capital which decreases (or eliminates) the positive spread on acquisitions. For a sector with limited internal growth prospects, the lack of acquisitions can have significant downward pressure on future Adjusted Funds From Operations (AFFO) per share growth. Within the diversified sector, the Fund’s holdings produced an average return well above the benchmark, as well as the sector average. Armada Hoffler (NYSE: AHH), a small cap diversified REIT based in Virginia Beach, VA, was one of the Fund’s top contributors to relative return.

Within the mall sector, the Fund’s relative performance suffered from poor performance by Tanger Outlets (NYSE: SKT), the only publicly-traded pure-play outlet center REIT. The company had difficulty finding a buyer for a small portfolio of outlet centers that elicited fears on the depth of the buyer pool and pricing transparency for average quality outlet centers. In addition, the Fund had a slight underweight position to Macerich (NYSE: MAC), which outperformed the benchmark despite spurning a takeover attempt by Simon Property Group (NYSE: SPG). Self storage was the best performing REIT sector for the year. Sovran (NYSE: SSS), the Fund’s only holding in the sector, handily outperformed the benchmark for the year; however, the company lagged its peers, which hurt the Fund’s stock selection in the sector. Lodging was the worst-performing sector for the year, hurt mostly by headlines and a re-pricing of global economic risk. Due to the nature of the sector’s “one day lease,” lodging tends to be the most tied to global economic trends. Lower U.S. and global Gross Domestic Product (“GDP”) growth forecasts have cast doubt on the resiliency of the lodging demand cycle, along with a stronger U.S. dollar and supply concerns in select cities, especially those with the most AirBnB exposure.

2016 Outlook
Given the current valuation of REITs and the positive outlook for fundamentals, we would expect REITs to continue to execute on their current strategies of selling properties (or the whole company), buying back stock, and favoring development over acquisitions until REIT prices are more inline with the value of their underlying properties.

However, there are several visible catalysts that could cause REITs to produce performance above the base case scenario. First, Dow, Standard & Poors, and MSCI will be separating Equity REITs from the Financials GICS sector in August of 2016, which will highlight the underweight position of many institutions. Second, in December 2015, Congress passed a bill that reforms taxes on international entities investing in U.S. commercial real estate and REITs. Specifically, the bill exempts foreign pension funds from Foreign Investment in Real Property Act (“FIRPTA”) taxes (mostly withholding tax), and allows for foreign investors to own up to 10% of a U.S. REIT, up from 5%.

Additionally, as we predicted, long term interest rates were unaffected by the rate hike, and are trending lower so far in 2016. Dividend payout ratios remain at historic lows near 70% of AFFO, while REITs have significantly upgraded portfolio quality and balance sheet strength to historic highs. With increasing volatility in the global markets, even in the fixed income market, and low yields on U.S. Treasuries, the prospect of owning high quality commercial real estate in top U.S. cities with high predictability of growing cash flows could prove incrementally attractive to investors relative to other options available.

We see few material risks to our long term positive outlook for U.S. REITs. As always, an environment of rapidly increasing interest rates without commensurate economic growth would result in a re-pricing of REITs and their underlying assets that would likely cause the sector to underperform. New construction remains muted on a broad basis, just barely above the estimated obsolescence rate of 1% of existing supply, and well below the historical average of 1.8%. Otherwise, a recession or major reversal in job growth are the most visible risks. With REITs trading at a dividend yield spread above the historical average and at an NAV discount versus a historical premium, we believe these risks are more than priced into share prices.

Portfolio Positioning
The portfolio underweights going into 2016 are the same as 2015. We believe the healthcare and triple net (i.e. tenant pays property taxes, insurance, and maintenance) REIT sectors will have difficulty growing their cash flows and distributions relative to other sectors due to the long term nature of their leases and their dependence upon acquisitions for growth. Additionally, we see reimbursement risk for healthcare REITs with Skilled Nursing Facility (SNF) exposure, and supply risk for healthcare REITs with senior housing exposure. We continue to believe the Medical Office Building (MOB) subsector will likely be a beneficiary of increasing outpatient visits.

The largest overweight is also the same as 2015, as data centers and cell tower REITs continue to post above average cash flow growth and trade at below average valuations. The apartment sector is the second-largest overweight due to demographic trends that we expect to continue. Homeownership rates have steadily declined from almost 70% to below 65%, and could reach 60% in several years. The propensity to rent has increased as marriage and childbirth have been delayed, and higher student debt has hampered the ability to purchase a home. For the millennial generation, the desire to live in urban locations, particularly with access to public transit, has proven to be more attractive than cheaper but less desirable locations, and they will only continue to grow as a percent of the U.S. workforce. Though new supply will present a threat to rent increases, new household formation is projected to outpace total construction of both single and multi-family homes.

Summary
Though total return forecasts can be just as faulty as weather forecasts, predictions for REIT fundamentals are much more accurate. With occupancy rates at cyclical highs, it is a landlord’s market for most REITs, which should result in another year with same store net operating income (NOI) growth above the historical average. 2015’s shortfall to many investors’ expectations has created a buying opportunity in 2016 that seems to more than price in the underlying risks. We believe our proven investment process will continue to find companies that present risk-adjusted return opportunities in a multitude of economic scenarios.

Regards,

Bruce Garrison	Matt Werner
Portfolio Manager	Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the West Loop Realty Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus. The Fund invests in Real Estate Investment Trusts (REITs), which involve additional risks compared to those from investments in common stock. REITs are dependent upon management skills; generally may not be diversified; and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and tax risks. Investments in REITs involve risks including, but not limited to, market risk, interest rate risk, equity risk and risks related to the real estate market.

The Fund will be closely linked to the performance of the real estate markets. The Real Estate industry is subject to certain market risks such as property revaluations, interest rate fluctuations, rental rate fluctuations and operating expenses, increasing vacancies, rising construction costs and potential modifications to government regulations. REITs are subject to declines in the value of real estate as it relates to general and local economic conditions and decreases in property revenues. Continued disruptions in the financial markets and deteriorating economic conditions could adversely affect the value of the Fund’s investments.

As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund’s investments will be concentrated in the real estate sector. The focus of the Fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors.

Foreign investment risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies.

The Fund invests in small and mid-cap real estate companies, which may involve less trading and, therefore, a larger impact on a stock’s price than customarily associated with larger, more established company stocks.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The price-only index (RMZ) for the MSCI US REIT Index has the same constituents and is calculated by the MSCI in real time. The S&P 500 Index is a broad‐based, unmanaged measurement of changes in stock market conditions on the average of 500 widely held common stocks. One cannot invest directly in an index.

West Loop Realty Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI US REIT Index. The performance graph above is shown for the Fund’s Institutional Class shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITS that are included in the MSCI US Investible Market 2500 Index, with the exception of specialty equity REITS that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2015	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	4.34%	16.61%	12/31/13
Class C²	3.56%	15.72%	12/31/13
Institutional Class³	4.66%	16.87%	12/31/13
After deducting maximum sales charge
Class A¹	-1.67%	13.21%	12/31/13
Class C²	2.56%	15.72%	12/31/13
MSCI US REIT Index	2.52%	15.61%	12/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for the Class A shares were 2.84% and 1.50% respectively, for the Class C shares were 3.59% and 2.25% respectively, and for the Institutional Class shares were 2.59% and 1.25% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the Class A shares, Class C shares and Institutional Class shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until April 30, 2016, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

West Loop Realty Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited) - Continued

¹	Maximum sales charge for Class A shares is 5.75%. No sales charge applies to purchase of $1 million or more, but contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	A CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

West Loop Realty Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS – 97.8%
	CONSUMER, CYCLICAL – 3.2%
	HOTELS & MOTELS – 3.2%
60,000	Hilton Worldwide Holdings, Inc.	$1,284,000
20,000	Starwood Hotels & Resorts Worldwide, Inc.	1,385,600
		2,669,600
		2,669,600

	FINANCIAL – 94.6%
	REITS-APARTMENTS – 20.1%
38,000	American Campus Communities, Inc. - REIT	1,570,920
22,000	AvalonBay Communities, Inc. - REIT	4,050,860
46,000	Camden Property Trust - REIT	3,530,960
25,000	Equity Residential - REIT	2,039,750
13,750	Essex Property Trust, Inc. - REIT	3,291,888
60,000	UDR, Inc. - REIT	2,254,200
		16,738,578
	REITS-DATA CENTERS/TECH – 11.2%
23,500	American Tower Corp. - REIT	2,278,325
26,000	CoreSite Realty Corp. - REIT	1,474,720
32,000	Crown Castle International Corp. - REIT	2,766,400
74,600	CyrusOne, Inc. - REIT	2,793,770
		9,313,215
	REITS-DIVERSIFIED – 5.6%
45,000	American Assets Trust, Inc. - REIT	1,725,750
175,000	Armada Hoffler Properties, Inc. - REIT	1,834,000
40,000	Washington Real Estate Investment Trust - REIT	1,082,400
		4,642,150
	REITS-HEALTH CARE – 2.2%
65,000	Healthcare Realty Trust, Inc. - REIT	1,840,800

	REITS-HOTELS – 4.6%
124,000	Hersha Hospitality Trust - REIT	2,698,240
75,000	Host Hotels & Resorts, Inc. - REIT	1,150,500
		3,848,740
	REITS-INDUSTRIAL – 7.7%
100,000	Duke Realty Corp. - REIT	2,102,000
38,000	EastGroup Properties, Inc. - REIT	2,113,180
51,000	Prologis, Inc. - REIT	2,188,920
		6,404,100
	REITS-OFFICE PROPERTY – 15.4%
19,500	Alexandria Real Estate Equities, Inc. - REIT	1,762,020
34,500	Boston Properties, Inc. - REIT	4,400,130
174,000	Cousins Properties, Inc. - REIT	1,640,820

West Loop Realty Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
	REITS-OFFICE PROPERTY (Continued)
110,000	Empire State Realty Trust, Inc. - Class A - REIT	$1,987,700
30,500	Vornado Realty Trust - REIT	3,048,780
		12,839,450
	REITS-REGIONAL MALLS – 17.0%
125,000	General Growth Properties, Inc. - REIT	3,401,250
12,500	Macerich Co. - REIT	1,008,625
41,000	Simon Property Group, Inc. - REIT	7,972,040
55,000	Tanger Factory Outlet Centers, Inc. - REIT	1,798,500
		14,180,415
	REITS-SHOPPING CENTERS – 5.3%
125,000	Kite Realty Group Trust - REIT	3,241,250
50,000	Urban Edge Properties - REIT	1,172,500
		4,413,750
	REITS-STORAGE – 5.5%
43,000	Sovran Self Storage, Inc. - REIT	4,614,330
		78,835,528
	TOTAL COMMON STOCKS (Cost $76,861,216)	81,505,128

Principal Amount
	SHORT-TERM INVESTMENTS – 1.1%
$920,780	UMB Money Market Fiduciary, 0.01%[1]	920,780

	TOTAL SHORT-TERM INVESTMENTS (Cost $920,780)	920,780

	TOTAL INVESTMENTS – 98.9% (Cost $77,781,996)	82,425,908
	Other Assets in Excess of Liabilities – 1.1%	952,335

	TOTAL NET ASSETS – 100.0%	$83,378,243

REIT – Real Estate Investment Trust

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
SUMMARY OF INVESTMENTS
As of December 31, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
REITS-Apartments	20.1%
REITS-Regional Malls	17.0%
REITS-Office Property	15.4%
REITS-Data Centers/Tech	11.2%
REITS-Industrial	7.7%
REITS-Diversified	5.6%
REITS-Storage	5.5%
REITS-Shopping Centers	5.3%
REITS-Hotels	4.6%
Hotels & Motels	3.2%
REITS-Health Care	2.2%
Total Common Stocks	97.8%
Short-Term Investments	1.1%
Total Investments	98.9%
Other Assets in Excess of Liabilities	1.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

West Loop Realty Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

Assets:
Investments, at value (cost $77,781,996)	$82,425,908
Receivables:
Fund shares sold	803,583
Dividends and interest	374,454
Prepaid expenses	70,436
Total assets	83,674,381

Liabilities:
Payables:
Fund shares redeemed	189,275
Advisory fees	52,425
Shareholder servicing fees (Note 6)	3,598
Distribution fees - Class A & Class C (Note 7)	4,068
Auditing fees	17,501
Fund administration fees	7,827
Fund accounting fees	4,526
Transfer agent fees and expenses	6,095
Custody fees	1,352
Chief Compliance Officer fees	1,107
Trustees' fees and expenses	120
Accrued other expenses	8,244
Total liabilities	296,138

Net Assets	$83,378,243

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$78,832,072
Accumulated net realized loss on investments	(97,741)
Net unrealized appreciation on investments	4,643,912
Net Assets	$83,378,243

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$5,170,625
Shares of benficial interest issued and outstanding	402,200
Redemption price[1]	12.86
Maximum sales charge (5.75% of offering price)[2]	0.78
Maximum offering price to public	$13.64

Class C Shares:
Net assets applicable to shares outstanding	$3,545,169
Shares of benficial interest issued and outstanding	276,695
Redemption price[3]	$12.81

Institutional Class Shares:
Net assets applicable to shares outstanding	$74,662,449
Shares of benficial interest issued and outstanding	5,803,262
Redemption price	$12.87

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of the purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
STATEMENT OF OPERATIONS
For the year ended December 31, 2015

Investment Income:
Dividends	$1,413,985
Interest	153
Total investment income	1,414,138

Expenses:
Advisory fees	608,904
Fund administration fees	63,303
Shareholder servicing fees (Note 6)	56,353
Transfer agent fees and expenses	54,094
Registration fees	49,301
Fund accounting fees	39,617
Distribution fees - Class C (Note 7)	28,312
Auditing fees	17,501
Chief Compliance Officer fees	15,724
Shareholder reporting fees	14,393
Legal fees	12,121
Distribution fees - Class A (Note 7)	9,857
Custody fees	9,640
Miscellaneous	8,296
Trustees' fees and expenses	6,298
Insurance fees	1,201

Total expenses	994,915
Advisory fees waived	(195,830)
Net expenses	799,085
Net investment income	615,053

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,884,062
Net change in unrealized appreciation/depreciation on investments	398,567
Net realized and unrealized gain on investments	2,282,629

Net Increase in Net Assets from Operations	$2,897,682

See accompanying Notes to Financial Statements.

West Loop Realty Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$615,053	$268,388
Net realized gain on investments	1,884,062	535,135
Net change in unrealized appreciation/depreciation on investments	398,567	4,245,345
Net increase in net assets resulting from operations	2,897,682	5,048,868

Distributions to Shareholders:
From net investment income:
Class A	(34,963)	(9,371)
Class C	(4,941)	(1,637)
Institutional Class	(627,280)	(218,077)
From net realized gain
Class A	(131,282)	(26,156)
Class C	(95,625)	(19,696)
Institutional Class	(1,905,395)	(338,903)
Total distributions to shareholders	(2,799,486)	(613,840)

Capital Transactions:
Net proceeds from shares sold:
Class A	3,613,480	2,750,767
Class C	2,243,767	1,588,073
Institutional Class	54,731,711	26,127,945
Reinvestment of distributions:
Class A	165,499	35,392
Class C	99,803	21,333
Institutional Class	2,309,930	555,888
Cost of shares redeemed:
Class A	(1,110,905)	(445,857)
Class C	(498,787)	(3,336)
Institutional Class	(12,166,561)	(1,183,123)
Net increase in net assets from capital transactions	49,387,937	29,447,082

Total increase in net assets	49,486,133	33,882,110

Net Assets:
Beginning of period	33,892,110	10,000
End of period	$83,378,243	$33,892,110

Accumulated net investment income (loss)	$-	$51,497

Capital Share Transactions:
Shares sold:
Class A	277,918	231,711
Class C	173,287	132,756
Institutional Class	4,244,279	2,379,263
Shares reinvested:
Class A	12,967	2,892
Class C	7,818	1,733
Institutional Class	181,168	46,133
Shares redeemed:
Class A	(86,326)	(37,212)
Class C	(38,871)	(278)
Institutional Class	(945,781)	(102,300)
Net increase from capital share transactions	3,826,459	2,654,698

See accompanying Notes to Financial Statements.

West Loop Realty Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013*
Net asset value, beginning of period	$12.76	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.11	0.14	-
Net realized and unrealized gain on investments	0.44	2.87	-
Total from investment operations	0.55	3.01	-

Less Distributions:
From net investment income	(0.11)	(0.10)	-
From net realized gain	(0.34)	(0.15)	-
Total distributions	(0.45)	(0.25)	-

Net asset value, end of period	$12.86	$12.76	$10.00

Total return [2]	4.34%	30.32%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,171	$2,521	$3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.82%	2.84%	-
After fees waived and expenses absorbed	1.50%	1.50%	-
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.50%	(0.22)%	-
After fees waived and expenses absorbed	0.82%	1.12%	-

Portfolio turnover rate	18%	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013*
Net asset value, beginning of period	$12.72	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.01	0.05	-
Net realized and unrealized gain on investments	0.44	2.87	-
Total from investment operations	0.45	2.92	-

Less Distributions:
From net investment income	(0.02)	(0.05)	-
From net realized gain	(0.34)	(0.15)	-
Total distributions	(0.36)	(0.20)	-

Net asset value, end of period	$12.81	$12.72	$10.00

Total return [2]	3.56%	29.29%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,545	$1,711	$2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.57%	3.59%	-
After fees waived and expenses absorbed	2.25%	2.25%	-
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.25)%	(0.97)%	-
After fees waived and expenses absorbed	0.07%	0.37%	-

Portfolio turnover rate	18%	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge of 1.00% on any shares sold within 12 months of the date of purchase. If the sales charge was included total returns would be lower.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013*
Net asset value, beginning of period	$12.76	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.14	0.16	-
Net realized and unrealized gain on investments	0.45	2.87	-
Total from investment operations	0.59	3.03	-

Less Distributions:
From net investment income	(0.14)	(0.12)	-
From net realized gain	(0.34)	(0.15)	-
Total distributions	(0.48)	(0.27)	-

Net asset value, end of period	$12.87	$12.76	$10.00

Total return[2]	4.66%	30.51%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$74,662	$29,660	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.57%	2.59%	-
After fees waived and expenses absorbed	1.25%	1.25%	-
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.75%	0.03%	-
After fees waived and expenses absorbed	1.07%	1.37%	-

Portfolio turnover rate	18%	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

Note 1 – Organization
West Loop Realty Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to September 30, 2014, the Fund was known as Chilton Realty Income and Growth Fund. The Fund seeks to achieve current income and long-term growth of capital. The Fund commenced investment operations on December 31, 2013, with three classes of shares, Class A, Class C and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Real Estate Market Risk
The Fund concentrates investment of its assets in the real estate industry. Therefore, investment in the Fund will be closely linked to the performance of the real estate markets and will be susceptible to adverse economic, legal, regulatory, employment, cultural or technological developments in the industry.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Chilton Capital Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively. This agreement is in effect until April 30, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2015, the Advisor waived its advisory fees totaling $195,830. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At December 31, 2015, the amount of these potentially recoverable expenses was $463,669. The Advisor may recapture all or a portion of these amounts no later than December 31 of the years stated below:

2017	$ 267,839
2018	195,830
463,669

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The amount of net selling commissions and deferred sales charges from the Fund’s Class A and Class C Shares received by the Distributor, Advisor and/or a broker-dealer affiliated with the Advisor for the year ended December 31, 2015 were as follows:

	Class A	Class C
Net Selling Commissions	$69,102	$21,961
Deferred Sales Charge	$-	$-

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$77,850,752

Gross unrealized appreciation	$6,674,641
Gross unrealized depreciation	(2,099,485)
Net unrealized appreciation	$4,575,156

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (753)	$ 634	$ 119

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other losses	(28,985)
Unrealized appreciation on investments	4,575,156
Total accumulated earnings	$4,546,171

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. As of December 31, 2015, the Fund had $28,985 of post-October capital losses.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

Distribution paid from:	2015	2014
Ordinary income	$1,909,821	$525,308
Long-term capital gains	889,665	88,532
Total distributions paid	$2,799,486	$613,840

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Note 5 – Investment Transactions
For the year ended December 31, 2015, purchases and sales of investments, excluding short-term investments, were $57,769,221 and $10,715,099, respectively.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the A Shares and C Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended December 31, 2015, HRC did not receive any sales charges or distribution fees from the Distributor pursuant to the wholesaling agreement.

For the year ended December 31, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$81,505,128	$-	$-	$81,505,128
Short-Term Investments	920,780	-	-	920,780
Total Investments	$82,425,908	$-	$-	$82,425,908

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 11 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Note 12 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of West Loop Realty Fund

We have audited the accompanying statement of assets and liabilities of the West Loop Realty Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the one day in the period ended December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the West Loop Realty Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the one day period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2016

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended December 31, 2015, 3.10% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended December 31, 2015, 1.87% of the dividends to be paid from net investment income, including from short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

For the year ended December 31, 2015, the Fund designates $889,665 as long-term capital gain distributions.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund’s and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993-1996).	77	None.

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016 - present) and President, (2006-2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President, (2006-2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006-2015), Mutual Fund Administration, LLC.	N/A	N/A

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010). Vice President – Compliance, Morgan Stanley Investment Management (2000-2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Chilton Capital Management, LLC (the “Sub-Advisor”) with respect to the West Loop Realty Fund series of the Trust (the “Fund”) for an additional one-year term. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index, the MSCI U.S. REIT Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Real Estate fund universe (the “Performance Universe”) for the one-year period ended May 31, 2015; and reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Real Estate fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings with respect to the Investment Advisor as investment advisor of the Fund and of five other series of the Trust. No representatives of the Investment Advisor were present during the Board’s consideration of the Fund Advisory Agreements.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Liberty Street Advisors, Inc.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The meeting materials indicated that the Fund’s total return for the one-year period was above the median returns of the Performance Peer Group and the Performance Universe and the return of the MSCI U.S. REIT Index.

The Board noted its familiarity with the Investment Advisor as the investment advisor of the Fund and of five other series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board also considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the advisory fees and expenses paid by the Fund. The meeting materials indicated that the investment advisory fees (gross of fee waivers) for the Fund were higher than the Fund’s Expense Peer Group and Expense Universe medians by 0.20% and 0.25%, respectively. The Trustees noted, however, that the Investment Advisor was waiving a significant portion of its advisory fees with respect to the Fund because of its low asset levels. The Trustees also considered the Investment Advisor’s belief that the Fund’s advisory fee is appropriate because the Fund’s strategy is a high conviction, concentrated, actively-managed strategy that, unlike many of the other funds in the Expense Peer Group, includes exposure to small-, mid- and large-cap real estate investment trusts (“REITs”), and the majority of the funds in the Expense Peer Group use more passively-managed, benchmark-oriented strategies with low levels of exposure to small- and mid-cap REITs. The Board also noted that it could not compare fees charged by the Investment Advisor to the Fund to those of any other accounts because the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund. The Trustees noted that although the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, the Investment Advisor serves as investment advisor to five other series of the Trust, that its oversight responsibilities with respect to the Fund are similar to its responsibilities with respect to those other series, and that the Fund’s advisory fees are similar to the advisory fees charged by the Investment Advisor with respect to those other series.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended April 30, 2015, noting that the Investment Advisor had waived a significant portion of its fees with respect to the Fund and had not realized any profits with respect to the Fund. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees paid to the Investment Advisor), including benefits received by its affiliated broker-dealer in connection with the marketing of Fund shares, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although the Fund has no advisory fee breakpoints, the Investment Advisor had indicated that it had not realized significant economies of scale with respect to the Fund, and that any such economies would be considered in the future, as the Fund’s assets grow.

Chilton Capital Management, LLC

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Sub-Advisor’s organization and operations, and its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund are satisfactory.

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund. In doing so, the Board considered the relative levels and types of services provided by the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor actively supervises and monitors the investment and trading activities of the Sub-Advisor, analyzes the Fund’s investment operations, and provides general administrative services related to the Investment Advisor’s overall supervision of the Fund. The Board also noted that the fees charged by the Sub-Advisor were lower than the standard fees it charges to its institutional separate account clients with similar objectives and policies as those of the Fund, as well as the sub-advisory fee charged by the Sub-Advisor to another mutual fund. The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the services provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor
The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund (other than sub-advisory fees paid to the Sub-Advisor), including research services provided to it by broker-dealers providing execution services to the Fund, the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund’s Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement with respect to the Fund.

West Loop Realty Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 – 12/31/15*
Class A shares
Actual Performance	$1,000.00	$1,084.00	$7.88
Hypothetical (5% annual return before expenses)	1,000.00	1,017.71	7.63
Class C shares
Actual Performance	1,000.00	1,079.40	11.79
Hypothetical (5% annual return before expenses)	1,000.00	1,013.91	11.42
Institutional Class shares
Actual Performance	1,000.00	1,086.20	6.57
Hypothetical (5% annual return before expenses)	1,000.00	1,018.91	6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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West Loop Realty Fund
a series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Sub-Advisor
Chilton Capital Management, LLC
1177 West Loop South, Suite 1310
Houston, Texas 77027

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
West Loop Realty Fund - Class A	REIAX	46141P 446
West Loop Realty Fund - Class C	REICX	46141P 438
West Loop Realty Fund - Institutional Class	REIIX	46141P 420

Privacy Principles of the West Loop Realty Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the West Loop Realty Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

West Loop Realty Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-207-7108.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$15,700	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/2016